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                         NATIONS SEPARATE ACCOUNT TRUST

                          Supplement dated May 24, 2002
                        to Prospectuses dated May 1, 2002

          The prospectuses for Nations International Value Portfolio are hereby supplemented by inserting the following information at the end of the first paragraph under the heading "An overview of the Portfolios":

     Nations International Value Portfolio (the "Portfolio") will no longer accept new investments from current or prospective investors after September 30, 2002 (the "Closing Date"). Following the Closing Date, shares of the Portfolio may only be purchased through reinvestment of distributions. Any investors that currently purchase shares of the Portfolio through systematic investment or exchange plans, such as a dollar cost averaging program, will no longer be able to purchase shares of the Portfolio after the Closing Date and should choose a different Nations Fund portfolio to purchase or exchange into. In the event that an order to purchase shares is received after the Closing Date, the order will be refused and any money that the Portfolio has received will be returned to the investor or their Selling Agent, as appropriate.